                                                                    EXHIBIT 4.6

--------------------------------------------------------------------------------

                               Western Atlas Inc.

                                      and

                              The Bank of New York
                                    Trustee


                              --------------------


                                   INDENTURE

                            Dated as of May 15, 1994


                              --------------------




                Providing for Issuance of Securities in Series

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

                               TABLE OF CONTENTS
                               -----------------
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
Recitals of the Company....................................................    1
Agreements of the Parties..................................................    1


                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101.   Definitions ................................................    1
               Act ........................................................    2
               Affiliate ..................................................    2
               Authenticating Agent .......................................    2
               Board of Directors .........................................    2
               Board Resolution ...........................................    2
               Business Day ...............................................    3
               Capital Stock ..............................................    3
               Commission .................................................    3
               Company ....................................................    3
               Company Request, Company Order and Company Consent .........    3
               Consolidated Net Assets ....................................    3
               Corporate Trust Office .....................................    3
               Debt .......................................................    4
               Defaulted Interest .........................................    4
               Depositary .................................................    4
               Event of Default ...........................................    4
               Funded Debt ................................................    4
               Global Security ............................................    4
               Holder .....................................................    5
               Indenture or this Indenture ................................    5
               Independent ................................................    5
               Interest ...................................................    5
               Interest Payment Date ......................................    5
               Lien .......................................................    5
               Maturity ...................................................    5
               Officers' Certificate ......................................    6
               Opinion of Counsel .........................................    6
               Original Issue Discount Security............................    6
               Outstanding ................................................    6
               Paying Agent ...............................................    7
               Person .....................................................    7
               Place of Payment ...........................................    7
               Predecessor Securities .....................................    7
               Preferred Stock ............................................    8
               Redemption Date ............................................    8
               Redemption Price ...........................................    8
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               Regular Record Date ........................................    8
               Repayment Date .............................................    8
               Repayment Price ............................................    8
               Responsible Officer ........................................    8
               Restricted Subsidiary ......................................    8
               Sale and Leaseback Transaction..............................    9
               Security or Securities .....................................    9
               Security Register ..........................................    9
               Security Registrar .........................................    9
               Securityholder .............................................    9
               Special Record Date ........................................    9
               Stated Maturity ............................................    9
               Subsidiary .................................................   10
               Trust Indenture Act or TIA .................................   10
               Trustee ....................................................   10
               Value ......................................................   10
               Vice President .............................................   10

Section 102.   Compliance Certificates and Opinions .......................   10
Section 103.   Form of Documents Delivered to Trustee .....................   11
Section 104.   Acts of Securityholders ....................................   12
Section 105.   Notices, etc., to Trustee and Company ......................   13
Section 106.   Notices to Securityholders; Waiver .........................   14
Section 107.   Conflict with Trust Indenture Act ..........................   15
Section 108.   Effect of Headings and Table of Contents ...................   15
Section 109.   Successors and Assigns .....................................   15
Section 110.   Separability Clause ........................................   15
Section 111.   Benefits of Indenture ......................................   15
Section 112.   Governing Law ..............................................   15
Section 113.   Counterparts ...............................................   15
Section 114.   Legal Holidays .............................................   15


                                  ARTICLE TWO

                                 Security Forms

Section 201.   Forms Generally ............................................   16
Section 202.   Forms of Securities ........................................   16


                                       ii
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Section 203.   Form of Trustee's Certificate of Authentication ............   16
Section 204.   Securities Issuable in the Form of a Global Security .......   17


                                  ARTICLE THREE

                                 The Securities

Section 301.   General Title; General Limitations; Issuable in
                   Series; Terms of Particular Series .....................   19
Section 302.   Denominations ..............................................   22
Section 303.   Execution, Authentication and Delivery and Dating ..........   22
Section 304.   Temporary Securities .......................................   24
Section 305.   Registration, Transfer and Exchange ........................   25
Section 306.   Mutilated, Destroyed, Lost and Stolen Securities ...........   26
Section 307.   Payment of Interest; Interest Rights Preserved .............   27
Section 308.   Persons Deemed Owners ......................................   29
Section 309.   Cancellation ...............................................   29
Section 310.   Computation of Interest ....................................   29
Section 311.   Medium-Term Securities .....................................   29
Section 312.   CUSIP Numbers ..............................................   30

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture ....................   30
Section 402.   Application of Trust Money .................................   32
Section 403.   Defeasance Upon Deposit of Funds or Government
                   Obligations ............................................   32



                                  ARTICLE FIVE

                                    Remedies

Section 501.   Events of Default ..........................................   34
Section 502.   Acceleration of Maturity; Rescission and Annulment .........   35
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Section 503.   Collection of Indebtedness and Suits for Enforcement by
                   Trustee ................................................   37
Section 504.   Trustee May File Proofs of Claim ...........................   38
Section 505.   Trustee May Enforce Claims Without Possession of
                   Securities .............................................   39
Section 506.   Application of Money Collected .............................   39
Section 507.   Limitation on Suits ........................................   40
Section 508.   Unconditional Right of Securityholders To Receive
                   Principal, Premium and Interest ........................   41
Section 509.   Restoration of Rights and Remedies .........................   41
Section 510.   Rights and Remedies Cumulative .............................   41
Section 511.   Delay or Omission Not Waiver................................   41
Section 512.   Control by Securityholders .................................   42
Section 513.   Waiver of Past Defaults ....................................   42
Section 514.   Undertaking for Costs ......................................   43
Section 515.   Waiver of Stay or Extension Laws ...........................   43


                                  ARTICLE SIX

                                  The Trustee

Section 601.   Certain Duties and Responsibilities ........................   43
Section 602.   Notice of Defaults .........................................   45
Section 603.   Certain Rights of Trustee ..................................   45
Section 604.   Not Responsible for Recitals or Issuance of Securities .....   47
Section 605.   May Hold Securities ........................................   47
Section 606.   Money Held in Trust ........................................   47
Section 607.   Compensation and Reimbursement .............................   47
Section 608.   Disqualification; Conflicting Interests ....................   48
Section 609.   Corporate Trustee Recruited; Eligibility ...................   48
Section 610.   Resignation and Removal; Appointment of Successor ..........   49
Section 611.   Acceptance of Appointment by Successor .....................   51
Section 612.   Merger, Conversion, Consolidation or Succession
                   to Business ............................................   52
Section 613.   Preferential Collection of Claims Against Company ..........   52
Section 614.   Appointment of Authenticating Agent ........................   57


                                       iv
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                                 ARTICLE SEVEN

           Securityholders' Lists and Reports by Trustee and Company


Section 701.   Company To Furnish Trustee Names and Addresses of
                    Securityholders .......................................   59
Section 702.   Preservation of Information; Communications to
                    Securityholders .......................................   59
Section 703.   Reports by Trustee .........................................   61
Section 704.   Reports by Company .........................................   63
Section 705.   Delivery of Certain Information ............................   63
Section 706.   Calculation of Original Issue Discount .....................   64


                                 ARTICLE EIGHT

                 Consolidation, Merger, Conveyance or Transfer

Section 801.   When Company May Merge or Transfer Assets ..................   64


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of
                    Securityholders .......................................   65
Section 902.   Supplemental Indentures with Consent of
                    Securityholders .......................................   67
Section 903.   Execution of Supplemental Indentures .......................   68
Section 904.   Effect of Supplemental Indentures ..........................   68
Section 905.   Conformity with Trust Indenture Act ........................   69
Section 906.   Reference in Securities to Supplemental Indentures .........   69



                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest ................    69
Section 1002.  Maintenance of Office or Agency ...........................    69
Section 1003.  Money for Security Payments to be Held in Trust ...........    69
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Section 1004.  Statement as to Compliance ................................    71
Section 1005.  Legal Existence ...........................................    72
Section 1006.  Limitation on Liens .......................................    72
Section 1007.  Limitation on Sale and Leasebacks .........................    73
Section 1008.  Limitation on Funded Debt of Restricted Subsidiaries ......    74
Section 1009.  Repurchase of Securities at Option of the Holder ..........    75
Section 1010.  Waiver of Certain Covenants ...............................    84


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article ..................................    84
Section 1102.  Election To Redeem; Notice to Trustee .....................    84
Section 1103.  Selection by Trustee of Securities To Be Redeemed .........    85
Section 1104.  Notice of Redemption ......................................    85
Section 1105.  Deposit of Redemption Price ...............................    86
Section 1106.  Securities Payable on Redemption Date .....................    86
Section 1107.  Securities Redeemed in Part  ..............................    87
Section 1108.  Provisions with Respect to any Sinking Funds ..............    87


                                      vi
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          Table Showing Reflection in Indenture of Certain Provisions
                        of Trust Indenture Act of 1939,
              as amended by the Trust Indenture Reform Act of 1990

                       --------------------------------

                                                                      Reflected in Indenture
                                                                      ----------------------

TIA                                                                               Section

Section 310(a)(1) ............................................................     609
           (a)(2) ............................................................     609
           (a)(3) ............................................................     Not Applicable
           (a)(4) ............................................................     Not Applicable
           (a)(5) ............................................................     609
           (b)    ............................................................     608

Section 311(a)    ............................................................     613(a)
           (b)    ............................................................     613(b)
           (b)(2) ............................................................     703(a)(2)
                  ............................................................     703(b)

Section 312(a) ...............................................................     701
               ...............................................................     702(a)
           (b) ...............................................................     702(b)
           (c) ...............................................................     702(c)

Section 313(a) ...............................................................     703(a)
           (b) ...............................................................     703(b)
           (c) ...............................................................     703(a)
               ...............................................................     703(b)

Section 314(a)(1) ............................................................     704
           (a)(2) ............................................................     704
           (a)(3) ............................................................     704
           (a)(4) ............................................................    1004
           (b)    ............................................................     Not Applicable
           (c)(1) ............................................................     102
           (c)(2) ............................................................     102
           (c)(3) ............................................................     Not Applicable
           (d)    ............................................................     Not Applicable
           (e)    ............................................................     102

Section 315(a) ...............................................................     601(a)
               ...............................................................     601(c)
           (b) ...............................................................     602
               ...............................................................     703(a)(6)
           (c) ...............................................................     601(b)
           (d) ...............................................................     601


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
           (d)(1) ............................................................     601(a)
           (d)(2) ............................................................     601(c)(2)
           (d)(3) ............................................................     601(c)(3)
           (e)    ............................................................     514

Section 316(a)    ............................................................     101
           (a)(1)(A)..........................................................     502
                    ..........................................................     512
           (a)(1)(B)..........................................................     513
           (a)(2) ............................................................     Not Applicable
           (b) ...............................................................     508
           (c) ...............................................................     104(d)

Section 317(a)(1).............................................................     503
           (a)(2).............................................................     504
           (b) ...............................................................    1003

Section 318(a) ...............................................................     107



                                      -2-
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                                   THIS INDENTURE between WESTERN ATLAS INC., a
                           Delaware corporation (hereinafter called the
                           "Company") having its principal office at 360 North Crescent Drive, Beverly Hills, California 90210, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (hereinafter called the "Trustee") is made and entered into as of the 15th day of May, 1994.


                            Recitals of the Company

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured and unsubordinated debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


                           Agreements of the Parties

                  To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

                  Section 101. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings
             assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the
             Trust Indenture Act or by Commission rule under the

             Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America on May 15, 1994; and

                  (4) all references in this instrument to designated
             "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six and Section 1009, are defined in that Article and Section, respectively.

                  "Act", when used with respect to any Securityholder, has the meaning specified in Section 104.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 614.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means, with respect to any series of Securities, each day which is neither a Saturday, Sunday or other day on which banking institutions in the pertinent Place or Places of Payment are authorized or required by law or executive order to be closed.

                  "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "Company Request", "Company Order" and "Company Consent" mean a written request, order or consent, respectively, signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Assets" means the total amount of assets (less applicable reserves and other properly deductible items) after deducting all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined), all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and determined in accordance with generally accepted accounting principles.

                  "Corporate Trust Office" means the office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street-21W, New York, New York 10286.

                  "Debt" of any Person means at any date, without duplication,
(1) all obligations of such Person for borrowed money, (2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(3) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and deferred employee compensation obligations arising in the ordinary course of business, (4) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (5) all unpaid reimbursement obligations of such Person in respect of letters of credit or similar instruments but only to the extent that either (x) the issuer has honored a drawing thereunder or (y) payment of such obligation is otherwise due under the terms thereof, (6) all obligations secured by a Lien on any asset or property of such Person, whether or not such obligations are otherwise obligations of such Person, and (7) all Debt of others guaranteed by such Person.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means, unless otherwise specified by the Company pursuant to either Section 204 or 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

                  "Event of Default" has the meaning specified in Article Five.

                  "Funded Debt" of any Person means Debt of such Person that
(i) matures by its terms more than one year after its creation or (ii) is classified as long-term debt under generally accepted accounting principles and, in the case of Debt of the Company described in either clause (i) or clause (ii), ranking at least pari passu with the Securities.

                  "Global Security", when used with respect to any series of Securities issued hereunder, means a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

                  "Holder", when used with respect to any Security, means a Securityholder.

                  "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

                  "Independent", when used with respect to any specified Person, means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

                  "Lien" means any mortgage, pledge, lien, encumbrance, charge or security interest.

                  "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Company. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

                  "Original Issue Discount Security" means (i) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof, and
(ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

                  "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) such Securities in exchange for or in lieu of which
             other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of Section 306 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee actually knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons, including the Company, to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 301.

                  "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Preferred Stock" means, as to any Person, capital stock of such Person that has a preference as to dividends or upon liquidation over the common stock of such Person.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

                  "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

                  "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Subsidiary" means (i) each of Intermec Corporation, a Washington corporation, and Western Atlas International, Inc., a Delaware corporation, so long as it remains a Subsidiary, or any Subsidiary that is a successor of such Restricted Subsidiary, or (ii) any Subsidiary that owns, directly or indirectly, any single service or manufacturing facility, or portion thereof, the book value of which (after deducting accumulated depreciation) as of the date the determination is being made is greater than 1% of Consolidated Net Assets. As used in this definition, "service or manufacturing facility" means property, plant and equipment (including ships) used for actual performance of services, such as acquisition or processing of geophysical data, or manufacturing, such as quality assurance, engineering, maintenance, staging areas for work in process materials and manufacturing administration, and it excludes sales offices and facilities used only for general administration.

                  "Sale and Leaseback Transaction" means any arrangement with any Person pursuant to which the Company or any Subsidiary leases any asset or property that has been or is to be sold or transferred by the Company or the Subsidiary to such Person, other than (1) temporary leases for a term, including renewals at the option of the lessee, of not more than three years,
(2) leases between the Company and a Subsidiary or between Subsidiaries, (3) leases of assets or property executed by the time of, or within 12 months after the latest of, the acquisition the completion of construction or improvement, or the commencement of commercial operation of such assets or property, and (4) arrangements pursuant to any provision of law with an effect similar to the former Section 168(f)(8) of the Internal Revenue Code of 1954.

                  "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

                  "Security Register" shall have the meaning specified in
Section 305.

                  "Security Registrar" means the Person who keeps the Security Register specified in Section 305. The Company initially appoints the Trustee to act as Security Registrar for the Securities on its behalf. The Company may at any time and from time to time authorize any Person, including the Company, to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

                  "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                  "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any specified corporation means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company or (ii) a partnership in which the Company or a Subsidiary of the Company is at the date of determination, a general partner of such partnership, or (iii) any other Person (other than a corporation or a partnership) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed except as provided in
Section 905.

                  "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Value" means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate on the Securities of all series (including the effective interest rate on any Original Issue Discount Securities) which are outstanding on the effective date of such Sale and Leaseback Transaction and which have the benefit of Section 1007.

                  "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including, without limitation, an assistant vice president.

                  Section 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the

Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual statements of compliance provided pursuant to Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the
             examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                   Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                   Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                   Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                   Section 104. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. Such record date shall be the later of 10 days prior to the first solicitation of such action or the date of the most recent list of Holders furnished to the Trustee pursuant to Section
701. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date, and that no such authorization, agreement or consent may be amended, withdrawn or revoked once given by a Holder, unless the Company shall provide for such amendment, withdrawal or revocation in conjunction with such solicitation of authorizations, agreements or consents or unless and to the extent required by applicable law.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

                  Section 105. Notices. etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Securityholder
             shall be sufficient for every purpose hereunder (except as provided in Section 501(4) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument,
             Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 106. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

                  Section 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

                  Section 108. Effect of Heading and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 111. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 112. Governing Law. This Indenture shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  Section 113. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 114. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity.

                                   ARTICLE TWO


                                 Security Forms

                  Section 201. Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officer executing such Securities, as evidenced by such officer's execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officer executing such Securities, as evidenced by such officer's execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

                  Section 202. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

                  Section 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



Dated:
      ------------

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                               The Bank of New York,
                                                 as Trustee,


                                               By:
                                                  ------------------------------
                                                  Authorized Signatory

                  Section 204. Securities Issuable in the Form of a Global Security. (a) If the Company shall establish pursuant to Sections 202 and 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 303 and the Company Order delivered to the Trustee or its agent thereunder, authenticate and make available for delivery, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a Company Order, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless this certificate is presented by an authorized representative of the Depositary to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of the nominee of the Depositary or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to the nominee of the Depositary or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the nominee of the Depositary, has an interest herein."

                  (b) Notwithstanding any other provision of this Section 204 or of Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

                  (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and make available for delivery individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and make available for delivery individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

                  (iii) If specified by the Company pursuant to Sections 202 and 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and make available for delivery, without service charge, (1) to each Person specified by such Depositary a new

Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest as specified by such Depositary in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and make available for delivery individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee shall deliver at its Corporate Trust Office such Securities to the Persons in whose names such Securities are so registered.


                                  ARTICLE THREE

                                 The Securities

                  Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited.

                  The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

                  Each series of Securities shall be created either by or pursuant to a Board Resolution or by an indenture supplemental hereto. The Securities of each such series may bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their principal amount, bear interest at such rate or rates, from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in or pursuant to the Board Resolution or in the supplemental indenture creating that series. There may also be established in or pursuant to a Board Resolution or in a supplemental indenture prior to the issuance of Securities of each such series, provision for:

                  (1) the exchange or conversion of the Securities of that series, at the option of the Holders thereof, for or into new Securities of a different series or other securities except shares of capital stock of the Company or any subsidiary of the Company or securities directly or indirectly convertible into or exchangeable for any such shares;

                  (2) a sinking or purchase fund or other analogous obligation;

                  (3) a limitation on the aggregate principal amount of the Securities of that series;

                  (4) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series;

                  (5) the portion of the principal amount of Securities of the series, if other than the principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

                  (6) any Event of Default with respect to the Securities of such series, if not set forth herein, and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series;

                  (7) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Sections 1006, 1007, 1008 and 1009 that shall be applicable to the Securities of that series;

                  (8) the inapplicability of section 403 of this Indenture to the Securities of such series and any covenant with respect to Section 403(b) established in or pursuant to a Board Resolution or in a supplemental indenture as described above that has not already been established herein;

                  (9) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities; and

                  (10) any other terms of the series,

all upon such terms as may be determined in or pursuant to a Board Resolution or in a supplemental indenture with respect to such series. All Securities of the same series shall be substantially identical in tenor and effect except as to denomination and except if issued pursuant to Section 311.

                  The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

                  Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

                  Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing for the method by which such terms or provisions shall be determined.

                  Section 302. Denominations. The Securities of each series shall be issuable in such denominations as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

                  Section 303. Execution, Authentication and Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

                  Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel stating that:

                  (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (2) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

                  (4) the Indenture is qualified under the Trust Indenture Act; and

                  (5) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and, if the authentication and delivery relates to Securities of a series issued pursuant to Section 311, paragraphs (2) and (3) of the foregoing opinion shall read as follows:

                  "(2) the form of such Securities and the procedures for determining the terms of such Securities as set forth in the procedures relating thereto referred to in Section 311 have been established in conformity with the provisions of this Indenture; and

                  (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized by the Company and when duly executed by the Company and completed and authenticated in accordance with the Indenture and issued, delivered and paid for in accordance with the applicable selling agency or distribution agreement, will have been duly issued under the Indenture and will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding."

                  The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

                  Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  Section 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  Section 305. Registration, Transfer and Exchange. The Company shall keep or cause to be kept a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and for transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 1002. There shall be only one Security Register per series of Securities.

                  Subject to Section 204, upon surrender for transfer of any Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

                  Subject to Section 204, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Securityholder making the exchange is entitled to receive.

                  All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made on any Securityholder for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

                  The Company shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, or (ii) to transfer or exchange any Security so selected for redemption in whole or in part.

                  None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Section 306. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, stated maturity and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 307. Payment of Interest; Interest Rights Preserved. Unless otherwise provided with respect to such Security pursuant to Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause
(1) or Clause (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special

         Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 308. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section
307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 309. Cancellation. All Securities surrendered for payment, redemption, transfer, or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall deliver all cancelled Securities to the Company.

                  Section 310. Computation of Interest. Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  Section 311. Medium-Term Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Order otherwise required pursuant to Sections 102, 202, 301 and 303 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 102 and 202 shall be true and correct as if made on such date.

                  A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution (any such telephonic or electronic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.

                  Section 312. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

                  Section 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion or transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (1) either

                  (A) all Securities of that series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

                  (B) all such Securities of that series not theretofore delivered to the Trustee cancelled or for cancellation

                           (i)   have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, which shall be immediately due and payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee cancelled or for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee with respect to that series under Section 607 shall survive and the obligations of the Trustee under Sections 402 and 1003 shall survive.

                  Section 402. Application of Trust Money. All money deposited with the Trustee pursuant to Section 401 or Section 403 shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                  Section 403. Defeasance Upon Deposit of Funds or Government Obligations. Unless pursuant to Section 301 provision is made that this Section shall not be applicable to the Securities of any series, at the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of Securities after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 1006, 1007, 1008 and 1009 (and any other provisions applicable to such Securities that are determined pursuant to
Section 301 to be subject to this provision) with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or
         (ii) the equivalent in direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including manda-tory sinking fund payments) and any premium of, interest on and any repurchase obligations with respect to the outstanding Securities of such series on the dates such installments of interest or principal or repurchase obligations are due;

                  (2) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

                  (3) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 403 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, such opinion shall be based upon at least one of the following authorities (issued, enacted or promulgated after the date of this Indenture), substantially on point and to the foregoing effect:
         (i) a public ruling of the Internal Revenue Service, (ii) a private ruling of the Internal Revenue Service issued to the Company with respect to the Securities, (iii) a provision of the Internal Revenue Code, or (iv) a final regulation promulgated by the Department of the Treasury.

                  "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal and any premium of and any interest on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 305, 306, 402, 1002 and 1003; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States of America, deposited pursuant to Section 403 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.


                                  ARTICLE FIVE

                                    Remedies

                  Section 501. Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution creating such series of securities or in the form of Security for such series:

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after receipt by the Company from the Trustee or by the Company and the Trustee from the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice, by registered or certified mail, specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry of an order for relief against the Company under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

                  Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (1), (2), (3), (4) or
(7) (if the Event of Default under paragraph (4) or (7) is with respect to less than all series of Securities then Outstanding) of Section 501 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in paragraph (4) or (7) (if the Event of Default under paragraph (4) or (7) is with respect to all series of Securities then Outstanding), (5) or (6) of Section 501 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

                  At any time after such a declaration of acceleration has been made with respect to the Securities of any or all series, as the case may be, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on the
                  Securities of such series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                           (C) interest upon overdue installments of interest at
                  the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607;

         and

                  (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

                  (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series,

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of Clause (3) above) for principal

(and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of Clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607) and of the Securityholders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any other amounts due the Trustee under Section 607, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

                  Section 506. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal

(or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607.

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  THIRD: Any remaining money shall be returned to the Company.

                  Section 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

                  Section 508. Unconditional Right of Securityholders To Receive Principal, Premium and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 509. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

                  Section 510. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy, except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306 hereof.

                  Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

                  Section 512. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

                  (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture;

but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

                  Section 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee

                  Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series pursuant to the provisions of
         Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and provided, further, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  Section 603. Certain Rights of Trustee. Except as otherwise provided in Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 605. May Hold Securities. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 606. Money Held in Trust. Subject to the provisions of
Section 1003 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  Section 607. Compensation and Reimbursement. The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, damages, claims, liabilities or expenses, including taxes (other than taxes based upon, measured by, or determined by the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  Section 608. Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                  Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be either

                  (i) a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority, or

                  (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 610.

                  Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee subject to removal may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

                  (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

                  (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, with respect to the series, or in the case of Clause (4), with respect to all series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of Clause (4), with respect to all series.

                  (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series.

If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

                  Section 611. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                  No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

                  Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 613. Preferential Collection of Claims Against Company. (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 3 months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                  (1) an amount equal to any and all reduction in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 3-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 3-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 3-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 3-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 3 months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 3-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such 3-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 3-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 3-month period; and

                  (ii) such receipt of property or reduction of claim occurred within 3 months after such resignation or removal.

                  (b) There shall be excluded from the operation of Subsection
     (a) of this Section a creditor relationship arising from

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c) For the purposes of this Section only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                  (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" means any obligor upon the Securities.

                  Section 614. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent, will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

Dated:__________

                   This is one of the Securities referred to in the within-mentioned Indenture.

                                            The Bank of New York,
                                                as Trustee,

                                                By:
                                                     ---------------------------
                                                     As Authenticating Agent

                                                By:
                                                     ---------------------------
                                                     Authorized Signatory


                                  ARTICLE SEVEN

                      Securityholders' Lists and Reports by
                               Trustee and Company

                  Section 701. Company To Furnish Trustee Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not later than December 1 and June 1 in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of each series as of a date not more than 15 days prior to the date such list is furnished, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the date such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  Section 702. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If 3 or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702 (a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702
(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Security-holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

                  Section 703. Reports by Trustee. (a) The term "reporting date" as used in this Section means May 15. Within 60 days after the reporting date in each year, beginning in 1995, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                  (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
          Section 613(b)(2), (3), (4), or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                  (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities outstanding of such series at such time, such report to be transmitted within 90 days after such time.

                   (c) A copy of each such report shall, at the time of such transmission to securityholders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                  Section 704. Reports by Company. The Company will

                  (1) file with the Trustee, within 15 days after the company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
          Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  Section 705. Delivery of Certain Information. If specified as contemplated by Section 301 with respect to a series of Securities, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, to a prospective purchaser who is a "qualified institutional buyer", within the meaning of Rule 144A under the Securities Act of 1933, of such Security designated by such Holder in order to permit compliance by such Holder with Rule 144A in connection with the resale of such

Security by such Holder; provided, however, that unless otherwise specified as contemplated by Section 301, the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Security (or any predecessor Security) was acquired from the Company or (ii) the date such Security (or any predecessor Security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act of 1933. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act of 1933 as in effect on the date hereof.

                  Section 706. Calculation of Original Issue Discount. In the event that there are Outstanding Original Issue Discount Securities during any calendar year, the Company shall file with the Trustee promptly at the end of such calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on such Securities as of the end of such year.


                                  ARTICLE EIGHT

                 Consolidation, Merger, Conveyance or Transfer

                  Section 801. When Company May Merge or Transfer Assets. The Company, in a single transaction or through a series of related transactions, shall not consolidate with or merge with or into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets to another Person or group of affiliated Persons, unless:

                  (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred (i) shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;



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




                  (b) immediately after giving effect to such transaction, and the assumption contemplated by clause (a) above, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 8 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another wholly owned Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company shall be discharged and released from all obligations and covenants under this Indenture and the Securities. The Trustee shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.


                                  ARTICLE NINE

                             Supplemental Indentures

                  Section 901. Supplemental Indentures Without Consent of Securityholders. Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:



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






                  (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

                  (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

                  (4) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                  (5) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

                  (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 611; or

                  (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or



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




                  (8) to provide for the issuance of Securities in coupon as well as fully registered form.

                  No supplemental indenture for the purposes identified in Clauses (2), (3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series.

                  Section 902. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may
          be); or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the



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







          consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                  Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.



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






                  Section 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

                   Section 906. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Artide may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN

                                    Covenants

                  Section 1001. Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

                  Section 1002. Maintenance of Office or Agency. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, Attention:
Corporate Trust Trustee Administration, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  Section 1003. Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

                   Whenever the Company shall have one or more Paying Agents for any series of securities, it will, prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                   The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                   (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                   (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

                   (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                   The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of


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




all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                   Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such moneys then remaining will be paid to the Company free of the trust formerly impressed upon it.

                   Section 1004. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating that

                   (1) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                   (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture and has complied with all conditions and covenants on its part contained in this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, covenant or condition, specifying each such default known to him and the nature and status thereof.



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




                  For the purpose of this Section 1004, default and compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                  Section 1005. Legal Existence. Subject to Article Eight the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

                  Section 1006. Limitation on Liens. The Company shall not create, assume or suffer to exist, or permit any Restricted Subsidiary to create, assume or suffer to exist, any Lien upon assets or property of the Company or any Restricted Subsidiary to secure any Debt of any Person, without making effective provision whereby the Securities then Outstanding and having the benefit of this Section shall be secured by the Lien equally and ratably with such Debt for so long as such Debt shall be so secured, except that the foregoing shall not prevent the Company or any Restricted Subsidiary from creating, assuming or suffering to exist Liens of the following character:

                  (1) with respect to any series of Securities, any Lien existing on the date of issuance of the series;

                  (2) any Lien existing on assets or property owned or leased by a corporation at the time it becomes a Restricted Subsidiary;

                  (3) any Lien existing on assets or property at the time of the acquisition thereof by the Company or a Restricted Subsidiary;

                  (4) any Lien to secure any Debt incurred prior to, at the time of, or within 12 months after the acquisition of any assets or property for the purpose of financing all or any part of the purchase price thereof and any Lien to the extent that it secures Debt which is in excess of such purchase price and for the payment of which recourse may be had only against such assets or property;

                  (5) any Lien to secure any Debt incurred prior to, at the time of, or within 12 months after the completion of the construction and commencement of commercial operation, alteration, repair or improvement of any assets or property for the purpose of financing all or any part of the cost thereof and any Lien to the extent that it secures Debt which is in excess of such cost and for the payment of which recourse may be had only against such assets or property;



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




                  (6) any Lien securing Debt of a Subsidiary owing to the Company or to another Subsidiary;

                  (7) any Lien in favor of the United States of America or any State thereof or any other country, or any agency, instrumentality or political subdivision of any of the foregoing, to secure partial, progress, advance or other payments or performance pursuant to the provisions of any contract or statute, or any Liens securing industrial development, pollution control, or similar revenue bonds;

                  (8) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in clauses (1) through (7) above, so long as the principal amount of the Debt secured thereby does not, exceed the principal amount of Debt so secured at the time of the extension, renewal or replacement (except that, where an additional principal amount of Debt is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well) and the Lien is limited to the same property subject to the Lien so extended, renewed or replaced (plus improvements on the property); and

                  (9) any Lien not permitted by clauses (1) through (8) above securing Debt which, together with (i) the aggregate outstanding principal amount of all other Debt which would otherwise be subject to the foregoing restrictions, (ii) the aggregate Value of existing Sale and Leaseback Transactions which would be subject to the restrictions of Section 1007 but for this clause (9) and (iii) the aggregate outstanding principal amount of Funded Debt of Restricted Subsidiaries which would not be permitted under Section 1008 but for the second sentence of Section 1008, does not at any time exceed 15% of Consolidated Net Assets.

                  Section 1007. Limitation on Sale and Leasebacks. The Company shall not enter into any Sale and Leaseback Transaction, nor permit any Restricted Subsidiary so to do, unless either:

                  (1) the Company or such Restricted Subsidiary would be entitled to incur Debt, in a principal amount at least equal to the Value of such Sale and Leaseback Transaction, which is secured by Liens on the property to be leased (without equally and ratably securing the Outstanding Securities) because such Liens would be of such character that no violation of any of the provisions of Section 1006 would result; or

                  (2) the Company during the six months immediately following the effective date of such Sale and Leaseback Transaction causes to be applied to the voluntary retirement of Funded Debt (whether by redemption, defeasance, repurchase, or otherwise) an amount equal to the Value of such Sale and Leaseback Transaction.

                  Section 1008. Limitation on Funded Debt of Restricted Subsidiaries. The Company will not permit any Restricted Subsidiary to create, incur, issue, assume or guarantee any Funded Debt, unless:

                  (1) with respect to any series of Securities, such Funded Debt existed on the date of the original issuance of such series; or

                  (2) such Funded Debt is owed to the Company or any Subsidiary; or

                  (3) such Funded Debt existed at the time the corporation that issued such Funded Debt was merged with or into or consolidated with a Restricted Subsidiary, or at the time of a sale, lease or other disposition of the properties of such corporation as an entirety to such Restricted Subsidiary, or such Funded Debt was created thereafter
          (i) otherwise than in connection with the borrowing of money arranged thereafter and (ii) pursuant to contractual commitments entered into prior to and not in contemplation of any such merger or consolidation or any such sale, lease or other disposition; or

                  (4) such Funded Debt is guaranteed by the Company; or

                  (5) such Funded Debt is guaranteed by a governmental agency;
          or

                  (6) such Funded Debt is issued, assumed or guaranteed in connection with, or with a view to, compliance by such Restricted Subsidiary with the requirements of any program adopted by any federal, state or local governmental authority and applicable to such Restricted Subsidiary and providing financial or tax benefits to such Restricted Subsidiary which are not available directly to the Company; or

                  (7) such Funded Debt is issued, assumed or guaranteed prior to, at the time of, or within 12 months after the acquisition of any assets or property for the purpose of financing all or any part of the purchase price thereof or, to the extent that the amount of such Funded Debt is in excess of such purchase price, recourse may be had only against such assets or property for the payment of such Funded Debt;

                  (8) such Funded Debt is issued, assumed or guaranteed prior to, at the time of, or within 12 months after the completion of the construction and commencement of commercial operation, alteration, repair or improvement of any assets or property for the purpose of financing all or any part of the cost thereof or, to the extent that the amount of such Funded Debt is in excess of such cost, recourse may be had only against such assets or property for the payment of such Funded Debt;

                  (9) such Funded Debt is nonrecourse; or

                  (10) such Funded Debt is incurred for the purpose of extending, renewing, substituting, replacing or refunding Funded Debt permitted by the foregoing.

                  Notwithstanding the foregoing, any Restricted Subsidiary may create, incur, issue, assume or guarantee Funded Debt which would otherwise be subject to the foregoing restriction in an aggregate principal amount which, together with (i) the aggregate outstanding principal amount of all other Funded Debt of the Company's Restricted Subsidiaries which would otherwise be subject to the foregoing restriction (not including Funded Debt permitted to be incurred pursuant to clauses (1) through (10) above) but for this sentence, (ii) the aggregate outstanding principal amount of all Debt secured by Liens which would not be permitted pursuant to Section 1006 but for clause (9) thereof and (iii) the aggregate Value of existing Sale and Leaseback Transactions which would not be permitted by Section 1007 but for clause (9) of Section 1006, does not at the time such Funded Debt is incurred exceed an amount equal to 15% of Consolidated Net Assets.

                   Section 1009. Repurchase of Securities at Option of the Holder. (a) If (i) the Company incurs any New Debt and, as of the last day of the fiscal quarter in which such New Debt is incurred, the Ratio of Debt to Consolidated Capitalization is greater than .65 and the Cash Flow Coverage Ratio is less than 1.75 and (ii) as of the last day of the second full fiscal quarter commencing after the date of such incurrence (the "Leverage Measurement Date"), the Ratio of Debt to Consolidated Capitalization is greater than .65 and the Cash Flow Coverage Ratio is less than 1.75, a Special Repurchase Event shall be deemed to have occurred on such Leverage Measurement Date.

                  (b) If (i) the Consolidated Tangible Net Worth of the Company is less than the Minimum Tangible Net Worth as of the end of any fiscal year and (ii) as of the last day of the second succeeding fiscal quarter (the "Net Worth Measurement Date"), the Consolidated Tangible Net Worth is less than the Minimum Tangible Net Worth, a Special Repurchase Event shall be deemed to have occurred on such Net Worth Measurement Date.

                  (c) (i) Subject to paragraph (e) of this Section 1009, in the event that a Special Repurchase Event is deemed to have occurred, each Holder of the Securities then outstanding shall have the right to require the Company to repurchase all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 35 Business Days after the date such Special Purchase Event is deemed to have occurred, at a price equal to 100% of the principal amount thereof plus accrued interest to, but excluding, the date of repurchase (the "Repurchase Price").

                  (ii) Within 15 Business Days after the occurrence of a Special Repurchase Event, the Company shall mail a written notice of such occurrence by first-class mail to the Trustee, the Paying Agent and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published in The Wall Street Journal or another daily newspaper of national circulation. The notice shall state:

                          (1) the date of such Special Repurchase Event and,
                  briefly, the events causing such Special Repurchase Event;

                          (2) the date by which the notice required by this
                  paragraph (ii) must be given;

                          (3) the Repurchase Date;

                          (4) the Repurchase Price;

                          (5) the name and address of the Paying Agent;

                          (6) the procedures the Holder must follow to exercise
                  rights under this Section 1009; and

                          (7) the procedures for withdrawing a Repurchase
                  Election Notice (as defined below).

                  (iii) A Holder may exercise its rights specified in Section 1009(c)(i) upon delivery of a written notice of repurchase (a "Repurchase Election Notice") to the Paying Agent at any time prior to the close of business on the Repurchase Date, stating:

                  (1) the certificate number of the Security which the Holder will deliver to be repurchased;

                  (2) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                  (3) that such Security shall be repurchased pursuant to the terms and conditions specified in this Section 1009.

                   The delivery of such Security to the Paying Agent prior to, on or after the Repurchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 1009 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Repurchase Election Notice.

                   The Company shall repurchase from the Holder thereof, pursuant to this Section 1009, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

                   Any repurchase by the Company contemplated pursuant to the provisions of this Section 1009 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Security.

                   Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Election Notice contemplated by this Section 1009(c)(iii) shall have the right to withdraw such Repurchase Election Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with paragraph (c)(iv).

                  (iv) A Repurchase Election Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Repurchase Date to which it relates specifying:

                  (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted,

                  (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

                  (3) the principal amount, if any, of such Security which remains subject to the original Repurchase Election Notice and which has been or will be delivered for repurchase by the Company.

                  (v) On or before the Business Day following a Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 1003) an amount of money or, if permitted by the terms hereof, securities sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof which are to be repurchased as of such Repurchase Date.

                  (vi) Any Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not repurchased.

                  (vii) In connection with any offer to repurchase or repurchase of Securities under this Section 1009, the Company shall comply with all applicable federal and state securities laws so as to permit the rights and obligations under this Section 1009 to be exercised in the time and in the manner specified in this Section 1009.

                  (viii) The Trustee and the Paying Agent shall return to the Company any cash, together with interest on such cash, if any, held by them for the payment of a Repurchase Price in respect of cash that remains unclaimed as provided in Section 1003.

                  (ix) Upon receipt by the Paying Agent of the Repurchase Election Notice specified in Section 1009 (c)(ii), the Holder of the Security in respect of which such Repurchase Election Notice was given shall (unless such Repurchase Election Notice is withdrawn as specified in paragraph (c) (iv)) thereafter be entitled to receive solely the Repurchase Price with respect to such Security. Such Repurchase Price shall be paid to such Holder promptly following the later of (x) the Repurchase Date with respect to such Security (provided the conditions in Section 1009(c)(iii) have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 1009 (c) (iii).

                  (d) For purposes of this Section 1009, the following terms shall have the meanings set forth below:

                  (i) "Acquired Debt" means Debt of a Person (1) assumed in connection with an Asset Acquisition from such Person or (2) existing at the time such Person becomes a Subsidiary of any other Person (other than any Debt incurred in connection with, or in contemplation of, such Asset Acquisition or such Person becoming such a Subsidiary).

                  (ii) "Asset Acquisition" means (1) an investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or any Subsidiary of the Company or a merger of such Person with the Company or any Subsidiary of the Company in which the surviving corporation is the Company or a Subsidiary of the Company or (2) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person which constitute all or substantially all of the assets of such Person or any division or line of business of such Person.

                  (iii) "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease or other disposition to any Person other than the Company or a wholly-owned Subsidiary of the Company, in one transaction or a series of related transactions, of
          (1) any capital stock of any Subsidiary of the Company; (2) all or substantially all of the properties and assets of any division or line of business of the Company or any Subsidiary of the Company; or (3) any other properties or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business.

                  (iv) "Cash Flow Coverage Ratio" means, with respect to any Person, the ratio of the aggregate amount of Consolidated Cash Flow Available for Fixed Charges of such Person for the four full fiscal quarters immediately preceding the date of measurement (the "Measurement Date") (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Interest Expense of such Person for the Four Quarter Period. For purposes of this definition, if the Measurement Date occurs prior to the first anniversary of the Issue Date, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Interest Expense" shall be calculated, in the case of the Company, after giving effect on a pro forma basis as if the distribution of the Company's common stock as a dividend to the stockholders of Litton Industries, Inc. on March 17, 1994 and the concurrent financial transactions to which the Company was a party on the first day of the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Interest Expense" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (1) the incurrence of any Debt of such Person or any of its Subsidiaries giving rise to the need to make such calculation and any incurrence of other Debt at any time subsequent to the last day of the Four Quarter Period and on or prior to the Measurement Date, as if such incurrence occurred on the first day of the Four Quarter Period and (2) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Measurement Date, as if such Asset Sale or Asset Acquisition occurred on the first day of the Four Quarter Period. If such Person or any of its Subsidiaries directly or indirectly guarantees Debt of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Debt as if such Person or any Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Debt. Furthermore, in calculating "Consolidated Interest Expense" for purposes of determining the denominator (but not the numerator) of this "Cash Flow Coverage Ratio," (1) interest on Debt determined on a fluctuating basis as of the Measurement Date and which will continue to be so determined thereafter shall be deemed to accrue at a fixed rate per annum equal to the rate of interest on such Debt in effect on the Measurement Date; (2) if interest on any Debt actually incurred on the Measurement Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Measurement Date will be deemed to have been in effect during the Four Quarter Period; and
          (3) notwithstanding clause (1) above, interest on Debt determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

                  (v) "Consolidated Capitalization" means without duplication, the sum of Total Debt of the Company and its subsidiaries at the time outstanding, plus shareholders' equity and minority interests, all as shown on a consolidated balance sheet of the Company and its subsidiaries prepared in accordance with GAAP consistently applied.

                  (vi) "Consolidated Cash Flow Available for Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) Consolidated Interest Expense and (c) Consolidated Income Tax Expense; provided, however, that if, during such period, such Person or any of its Subsidiaries shall have made any Asset Sales or Asset Acquisitions, Consolidated Cash Flow Available for Fixed Charges for such Person and its Subsidiaries for such period shall be reduced (in the case of an Asset
          Sale) or increased (in the case of an Asset Acquisition) by an amount equal to the Consolidated Cash Flow Available for Fixed Charges directly attributable to the assets which are the subject of such Asset Sales or Asset Acquisitions during such period.

                  (vii) "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP consistently applied.

                  (viii) "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its

          Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP consistently applied, including, without limitation, any amortization of debt discount, plus, without duplication, (ii) all capitalized interest of the Company and its Subsidiaries for such period; provided, however, that if, during such period, such Person or any of its Subsidiaries shall have made any Asset Sales or Asset Acquisitions, Consolidated Interest Expense for such Person and its Subsidiaries for such period shall be reduced (in the case of an Asset Sale) or increased (in the case of an Asset Acquisition) by an amount equal to the Consolidated Interest Expense directly attributable to the assets which are the subject of such Asset Sales or Asset Acquisitions during such period.

                  (ix) "Consolidated Net Income" means, with respect to any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income (or loss) of such Person and its Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or one of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) gains or losses in respect of any Asset Sales by such Person or one of its Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto) and (vi) the net income of any Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders.

                  (x) "Consolidated Tangible Net Worth" means, with respect to any Person at any date, the consolidated stockholders' equity of such Person, less the amount of such stockholders' equity attributable to redeemable capital stock of such Person and its Subsidiaries, and less amounts representing licenses, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized debt discount and expense, as determined in accordance with GAAP consistently applied.

                  (xi) "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

                  (xii) "Minimum Tangible Net Worth" means at any date, $312,140,000 increased by 50% of cumulative Consolidated Net Income of the Company (but without any decrease in the event such cumulative Consolidated Net Income is a loss) for the period commencing April 1, 1994 and ending on the last day of the most recently completed fiscal year.

                  (xiii) "New Debt" of any Person means any Debt of such Person other than Debt that is incurred for the purpose of extending, renewing, substituting, replacing or refunding Debt of such Person that was an obligation of such Person on the last day of the most recent fiscal quarter ended prior to the date of such incurrence.

                  (xiv) "Ratio of Debt to Consolidated Capitalization" means the quotient obtained by dividing Total Debt by Consolidated Capitalization.

                  (xv) "Total Debt" means the total consolidated Debt of the Company and its subsidiaries as shown on a consolidated balance sheet of the Company and its subsidiaries prepared in accordance with GAAP consistently applied.

                  (e) In the event that the Ratio of Debt to Consolidated Capitalization is less than .40 and the Cash Flow Coverage Ratio is greater than 2.5, in each case on the last day of each of six consecutive fiscal quarters of the Company, the provisions of this Section 1009 shall no longer apply to the

Securities and shall have no force or effect for any purpose of this Indenture.

                  Section 1010. Waiver of Certain Covenants. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in Sections 1006, 1007, 1008 and 1009, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

                  Section 1101. Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 202 and on such terms as are specified in such form or in the indenture supplemental hereto with respect to Securities of such series as provided in Section 301. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

                  Section 1102. Election To Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or pursuant to authority granted by, a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days (60 days in the case of a redemption of less than all of the Securities of any series) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series and the Tranche (as defined in Section 1103) to be redeemed.

                   In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                   Section 1103. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities of like tenor and terms of any series (a "Tranche") are to be redeemed, the particular securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may include provision for the election for redemption of portions of the principal of Securities of such Tranche of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Tranche of Securities to be redeemed shall be selected by the Company.

                   In the case of any Security selected for partial redemption, the Trustee shall promptly notify the Company in writing of the Securities selected for redemption and the principal amount thereof to be redeemed.

                   For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                   Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (l) the Redemption Date;

                  (2) the Redemption Price;

                  (3) the CUSIP number;

                  (4) if less than all outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

                  (6) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment; and

                  (7) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  Section 1105. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date; provided that such amount shall be so deposited with the Trustee or Paying Agent in time for the Trustee or Paying Agent, as the case may be, to pay such Redemption Price in accordance with its normal procedures.

                  Section 1106. Securities Payable on Redemption Date. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the Company at the Redemption Price. Unless otherwise provided with respect to such Securities pursuant to Section 301, installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

                  Section 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Section 1108. Provisions with Respect to any Sinking Funds. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company (including by way of optional redemption (pursuant to the sinking fund or otherwise) but not by way of mandatory sinking fund redemption) and theretofore delivered to the Trustee for cancellation, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company, and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof.

                   If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this
Section 1108. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

                   On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall deposit with the Trustee cash in a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 1108; provided that such cash shall be so deposited with the Trustee in time for the Trustee to make the payment of such accrued interest in accordance with its normal procedures.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                              WESTERN ATLAS INC.,


                                              by /s/ MICHAEL E. KEANE
                                                 ------------------------------
                                                 Name:   Michael E. Keane
                                                 Title:  Vice President and
                                                         Treasurer
[SEAL]

Attest:

/s/ VIRGINIA S. YOUNG
------------------------------
Name:   Virginia S. Young
Title:  Secretary
                                              THE BANK OF NEW YORK,
                                                as Trustee,

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT                                 No. 5193
===============================================================================
State of  California              )
        --------------------------)
County of Los Angeles             )
        --------------------------)

On 6/10/94 before me, Linda J. Sandoval, Notary Public
   -------           -------------------------------------------------------,
    DATE              NAME, TITLE OF OFFICER-E.G., "JANE DOE,NOTARY PUBLIC"

personally appeared   Michael E. Keane
                     -------------------------------------------------------,
                              NAME(S) OF SIGNER(S)

[X] personally known to me -OR- [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose
                                      name(s) is/are subscribed to the within
                                      instrument and acknowledged to me that
                                      he/she/they executed the same in
                                      his/her/their authorized capacity(ies),
                                      and that by his/her/their signature(s)
                                      on the instrument the person(s), or the
                                      entity upon behalf of which the
                                      person(s) acted, executed the instrument.


                                      WITNESS my hand and official seal.
[SEAL]
                                      /s/ LINDA J. SANDOVAL
                                      ----------------------------------
                                          SIGNATURE OF NOTARY

======OPTIONAL SECTION======
 CAPACITY CLAIMED BY SIGNER

Though statute does not require
the Notary to fill in the data
below, doing so may prove
invaluable to persons relying on
the document.

[ ] INDIVIDUAL
[X] CORPORATE OFFICER(S)
    Vice President & Treasurer
    --------------------------
            TITLE(S)
[ ] PARTNER(S)    [ ] LIMITED
                  [ ] GENERAL
[ ] ATTORNEY-IN-FACT
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
          --------------------
    --------------------------
    --------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

-----------------------------
-----------------------------

================================OPTIONAL SECTION================================

THIS CERTIFICATE MUST BE          TITLE OR TYPE OF DOCUMENT  Trust Indenture
ATTACHED TO THE DOCUMENT                                   ---------------------
DESCRIBED AT RIGHT:
-------------------------         NUMBER OF PAGES 90 DATE OF DOCUMENT 5/15/94
                                                 ----                -----------
Though the data requested         SIGNER(S) OTHER THAN NAMED ABOVE
here is not required by law,                                      --------------
it could prevent fraudulent
reattachment of this form.

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )

     On the 14th day of June, 1994, before me personally came W. J. Cunningham, to me known, who, being by me duly sworn, did depose and say that he resides at Denville, N.J.; is Vice President of The Bank of New York, one of the parties described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of The Bank of New York.




                                                /s/ TIMOTHY J. SHEA
                                                ------------------------------
                                                Name




----------------------------------------
[Notarial Seal]


Timothy J. Shea
Notary Public, State of New York
No. 01SH5027547
Qualified in New York County
Commission Expires May 5, 199[ILLEGIBLE]

                               WESTERN ATLAS INC.
                            8.55% Debenture due 2024


         If this Security is registered in the name of The Depository Trust Company (the Depositary") (55 Water Street, New York, New York) or its nominee, this Security may not be transferred except as a whole by the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor
         Depositary unless and until this Security is exchanged in whole or in part for Securities in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment is made to Cede & Co. or such other entity as is requested by such authorized representative, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                                          CUSIP NO: 957674 AD 6

No. D-1                                                            $150,000,000

         WESTERN ATLAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Fifty Million Dollars on June 15, 2024, and to pay interest thereon from June 15, 1994 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on

June 15 and December 15 in each year, commencing December 15, 1994, at the rate of 8.55% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             WESTERN ATLAS INC.

                                             By /s/ ALTON J. BRAUN
                                                --------------------------------

[Seal]

Attest:

By /s/ VIRGINIA S. YOUNG
   -----------------------------------




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                        The Bank of New York,
                                           as Trustee,

                                        By: ------------------------------------
                                             Authorized Signatory

                              [Reverse of Security]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 15, 1994 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $150,000,000.

         The Securities of this series may not be redeemed prior to maturity.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and all accrued and unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         Interest on this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Debenture or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or (y) the Company in its sole discretion determines that this Debenture shall be exchangeable for certificated Debentures in registered form, provided that the certificated Debentures so issued by the Company in exchange for this permanent global Debenture shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Debenture to be exchanged, and provided further that, unless the Company agrees otherwise, Debentures of this series in certificated registered form will be issued in exchange for this permanent global Debenture, or any portion hereof, only if such Debentures in certificated registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is the beneficial owner of an interest herein given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Debenture will not be entitled to receive physical delivery of Debentures in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

                             ------------------------




         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
                                        ----------------------------------------
Other Identifying Number of Assignee
                                        ----------------------------------------

         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Debenture of WESTERN ATLAS INC. and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.


Dated:                                  Your Signature:
      ---------------------------                      -------------------------

NOTICE: The signature of this assignment must correspond with the name as written upon the within instrument in every particular, without alteration or enlargement or any change whatever.

                               WESTERN ATLAS INC.
                              7-7/8% Note due 2004

         If this Security is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Security may not be transferred except as a whole by the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary unless and until this Security is exchanged in whole or in part for Securities in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment is made to Cede & Co. or such other entity as is requested by such authorized representative, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                                          CUSIP No.: 957674 AC 8

No. N-1                                                             $150,000,000


         WESTERN ATLAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Fifty Million Dollars on June 15, 2004, and to pay interest thereon from June 15, 1994 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on

June 15 and December 15 in each year, commencing December 15, 1994, at the rate of 7-7/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             WESTERN ATLAS INC.

                                             By /s/ ALTON J. BRAUN
                                                --------------------------------

(Seal]

Attest:

By /s/ VIRGINIA S. YOUNG
   ---------------------------



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities referred to in the within-mentioned Indenture.


                                             The Bank of New York,
                                               as Trustee,



                                             By:
                                                --------------------------------
                                                   Authorized Signatory

                              [Reverse of Security)

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of May 15, 1994 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

         The Securities of this series may not be redeemed prior to maturity.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and all accrued and unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         Interest on this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Note or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or (y) the Company in its sole discretion determines that this Note shall, be exchangeable for certificated Notes in registered form, provided that the certificated Notes so issued by the Company in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is the beneficial owner of an interest herein given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

                               -------------------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



Please Insert Social Security or
                                        --------------------------------------
Other Identifying Number of Assignee
                                        --------------------------------------

         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the within Note of WESTERN ATLAS INC. and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:                                    Your Signature:
      -------------------------                          -----------------------


NOTICE: The signature of this assignment must correspond with the name as written upon the within instrument in every particular, without alteration or enlargement or any change whatever.

                               WESTERN ATLAS INC.
                              7-7/8% Note due 2004


         If this Security is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Security may not be transferred except as a whole by the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary unless and until this Security is exchanged in whole or in part for Securities in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment is made to Cede & Co. or such other entity as is requested by such authorized representative, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                                          CUSIP No.: 957674 AC 8
No. N-2                                                             $100,000,000


         WESTERN ATLAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Million Dollars on June 15, 2004, and to pay interest thereon from June 15, 1994 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 1994, at the rate of 7-7/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                       WESTERN ATLAS INC.

                                       By /s/ ALTON J. BRAUN
                                          -----------------------------------

[Seal]

Attest:


By /s/ VIRGINIA S. YOUNG
   -----------------------------



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                        The Bank of New York,
                                         as Trustee,

                                        By:
                                            ---------------------------------
                                             Authorized Signatory

                              [Reverse of Security]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 15, 1994 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

         The Securities of this series may not be redeemed prior to maturity.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and all accrued and unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         Interest on this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Note or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form, provided that the certificated Notes so issued by the Company in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is the beneficial owner of an interest herein given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This security shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ASSIGNMENT FORM


                            ----------------------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



Please Insert Social Security or
                                 ----------------------------------------------

Other Identifying Number of Assignee
                                    -------------------------------------------

          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
          POSTAL ZIP CODE OF ASSIGNEE



-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


the within Note of WESTERN ATLAS INC. and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------


attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:                            Your Signature:
      -------------------                        -------------------------------




NOTICE: The signature of this assignment must correspond with the name as written upon the within instrument in every particular, without alteration or enlargement or any change whatever.